EXHIBIT 10.3

MEGA BRIDGE INC.

(To be known as HYPGEN INC)

#501 Madison Avenue 14th Floor New York, New York 10022 (212) 315-9705

AMENDMENT TO PROMISSORY NOTES

DATED JANUARY 27TH, 2017 AND APRIL 7TH, 2017

This 28th day of June, 2017, MEGA BRIDGE INC. (to be known as HYPGEN INC.), a Nevada corporation (“Company”), hereby amends those promissory notes issued on January 27th and April 7, 2017 in the amount of $100,000 (each, a “Note”) each payable to Bakken Development LLC, a Wyoming Limited Liability Company (“Holder”), or its registered assigns as follows.

1.	The Holder, shall convert upon signing these two notes into common shares of the Company at a conversion price $0.25.

IN WITNESS WHEREOF, Company has caused this Amendment to be issued as of the date first written above.

MEGA BRIDGE INC. (to be known as HYPGEN INC.) a Nevada corporation

By:
Antonio Treminio, Dir., CEO

AGREED AND ACCEPTED: BAKKEN DEVELOPMENT LLC

By:
CHEW Chuan Tin, Manager for and on behalf of Bakken Development LLC

MEGA BRIDGE INC. (to be known as HYPGEN INC.)

David E. Price, Secretary, Corp
MEGA BRIDGE, Inc. (to be known as HYPGEN INC.)